UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2023

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2023, the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Corporation”) appointed Christina Lampe-Önnerud to serve as a director of the Board (“Director”), effective as of September 1, 2023. Ms. Lampe-Önnerud’s term as a Director will continue until the 2024 annual meeting of stockholders of the Corporation (the “Annual Meeting”) and until her successor is duly elected and qualified, or until her earlier death, resignation, or removal. The Board intends that Ms. Lampe-Önnerud’s continued service on the Board will be voted on by the Corporation’s stockholders at the Annual Meeting. The Board has not yet determined committee appointments for Ms. Lampe-Önnerud.

In connection with her appointment to the Board, Ms. Lampe-Önnerud will participate in the standard compensation and benefits package offered to the Corporation’s non-employee Directors, as described under the heading “2022 Compensation of Directors” in the Corporation’s proxy statement relating to its 2023 annual meeting of stockholders filed with the Securities and Exchange Commission on April 6, 2023. In addition, the Corporation will enter into an indemnification agreement with Ms. Lampe-Önnerud in connection with her appointment to the Board, which will be in substantially the same form as that entered into with the other Directors and which is incorporated herein by reference.

There are no related party transactions between the Corporation and Ms. Lampe-Önnerud that would require disclosure under Item 404(a) of Regulation S-K, nor are there any arrangements or understandings in connection with Ms. Lampe-Önnerud’s appointment to the Board other than as set forth in this Current Report on Form 8-K.

A copy of the Corporation’s press release announcing the appointment of Ms. Lampe-Önnerud as a Director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 23, 2023, the Corporation issued a press release announcing the appointment of Ms. Lampe-Önnerud to the Board. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The below exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation, dated August 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: August 23, 2023	By:	/s/ PAMELA L. TONDREAU
Pamela L. Tondreau
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary